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                                                                   EXHIBIT 10.14

                      NON-QUALIFIED STOCK OPTION AGREEMENT

          THIS AGREEMENT, dated May 19, 1997, is made by and between EISI, Inc., a California corporation hereinafter referred to as "Company," and Michael Dennis, an employee of the Company or a Parent Corporation or Subsidiary of the Company, hereinafter referred to as "Optionee":

          WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its Common Stock; and

          WHEREAS, the Company has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Non-Qualified Option provided for herein to the Optionee as an inducement to enter into or remain in the service of the Company, its Parent Corporations or its Subsidiaries and as an incentive for increased efforts during such service, and has advised and instructed the undersigned officers to issue said Option;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                  ARTICLE I.

                                  DEFINITIONS

          Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

Section 1.1.  Board
              -----

          "Board" shall mean the Board of Directors of the Company.

Section 1.2.  Code
              ----

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.3.  Company
              -------

          "Company" shall mean EISI, Inc.

Section 1.4.  Director
              --------

          "Director" shall mean a member of the Board.

Section 1.5.  Exchange Act
              ------------

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.
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Section 1.6.  Officer
              -------

          "Officer" shall mean an officer of the Company, as defined in Rule 16a-l(f) under the Exchange Act, as such Rule may be amended in the future.

Section 1.7.  Option
              ------

          "Option" shall mean the non-qualified option to purchase Common Stock of the Company granted under this Agreement.

Section 1.8.  Parent Corporation
              ------------------

          "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.

Section 1.9.  Rule 16b-3
              ----------

          "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

Section 1.10.  Chairman
               --------

          "Chairman" shall mean the Chairman of the Board.

Section 1.11.  Securities Act
               --------------

          "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.12.  Subsidiary
               ----------

          "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.

Section 1.13.  Termination of Employment
               -------------------------

          "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding any termination where there is a simultaneous reemployment by the Company, a Parent Corporation or a Subsidiary. The Company, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the

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question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment.

                                  ARTICLE II.

                                GRANT OF OPTION

Section 2.1.  Grant of Option
              ---------------

          In consideration of the Optionee's agreement to remain in the employ of the Company, its Parent Corporations or its Subsidiaries and for other good and valuable consideration, on the date hereof the Company irrevocably grants to the Optionee the option to purchase any part or all of an aggregate of 5,000 shares of its Common Stock upon the terms and conditions set forth in this Agreement.

Section 2.2.  Purchase Price
              --------------

          The purchase price of the shares of stock covered by the Option shall be $6.00 per share without commission or other charge.

Section 2.3.  Consideration to Company
              ------------------------

          In consideration of the granting of this option by the Company, the Optionee agrees to render faithful and efficient services to the Company, a Parent Corporation or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe, for a period of at least one (1) year from the date this Option is granted. Nothing in this Agreement, however, shall confer upon the Optionee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without cause.

Section 2.4.  Adjustments in Option
              ---------------------

          In the event that the outstanding shares of the stock subject to the Option are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split up, stock dividend or combination of shares, the Company shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of the option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the option price per share. Any such adjustment made by the Company shall be final and binding upon the Optionee, the Company and all other interested persons.

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                                 ARTICLE III.

                           PERIOD OF EXERCISABILITY

Section 3.1.  Commencement of Exercisability
              ------------------------------

          (a) Subject to Section 5.6, the Option shall become exercisable in five (5) cumulative installments as follows:

               (i) The first installment shall consist of twenty percent (20%) of the shares covered by the option and shall become exercisable on the first anniversary of the date the Option is granted.

               (ii) The second installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable on the second anniversary of the date the Option is granted.

               (iii) The third installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable on the third anniversary of the date the Option is granted.

               (iv) The fourth installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable on the fourth anniversary of the date the Option is granted.

               (v) The fifth installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable on the fifth anniversary of the date the Option is granted.

          (b) No portion of the Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

Section 3.2.  Duration of Exercisability
              --------------------------

          The installments provided for in Section 3.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

Section 3.3.  Expiration of Option
              --------------------

          The Option may not be exercised to any extent by anyone after the first to occur of the following events:

          (a) The expiration of ten (10) years from the date the Option was granted; or

          (b) The time of the Optionee's Termination of Employment unless such Termination of Employment results from his death, his retirement or his disability; or

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          (c)  The expiration of three (3) months from the date of the
Optionee's Termination of Employment by reason of his disability; or

          (d) The expiration of three (3) months from the date of the Optionee's death.

Section 3.4.   Acceleration of Exercisability
               ------------------------------

          In the event of the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, the Company may, in its absolute discretion and upon such terms and conditions as it deems appropriate, provide prior to such event, that at some time prior to the effective date of such event this Option shall be exercisable as to all the shares covered hereby, notwithstanding that this Option may not yet have become fully exercisable under Section 3.1(a); provided, however, that this acceleration of exercisability shall not take place if:

          (a) This Option becomes unexercisable under Section 3.3 prior to said effective date; or

          (b) In connection with such an event, provision is made for an assumption of this Option or a substitution therefor of a new option by an employer corporation or a parent or subsidiary of such corporation; or

          (c) The contemplated corporate transaction is not consummated; and provided, further, that nothing in this Section 3.4 shall make this Option exercisable if it is otherwise unexercisable by reason of Section 5.6.

                                  ARTICLE IV.

                              EXERCISE OF OPTION

Section 4.1.  Person Eligible to Exercise
              ---------------------------

          During the lifetime of the Optionee, only he may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under
Section 3.3, be exercised by his personal representative or by any person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution.

Section 4.2.  Partial Exercise
              ----------------

          Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for not less than ten (10) shares (or the minimum installment set forth in Section 3.1, if a smaller number of shares) and shall be for whole shares only.

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Section 4.3.  Manner of Exercise
              ------------------

          The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Chairman or his office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3:

          (a) Notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion, stating that the Option or portion is thereby exercised, such notice complying with all applicable rules established by the Company; and

          (b) Full payment (in cash or by check) for the shares with respect to which such Option or portion is exercised; and

          (c) A bona fide written representation and agreement, in a form satisfactory to the Company, signed by the Optionee or other person then entitled to exercise such Option or portion, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Company may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Company may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection
(c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

          (d) Full payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and

          (e)  In the event the Option or portion shall be exercised pursuant to
Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

Section 4.4.  Conditions to Issuance of Stock Certificates
              --------------------------------------------

          The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have

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then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The obtaining of any approval or other clearance from any state or federal governmental agency which the Company shall, in its absolute discretion, determine to be necessary or advisable; and

          (b) The payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and

          (c) The lapse of such reasonable period of time following the exercise of the Option as the Company may from time to time establish for reasons of administrative convenience.

Section 4.5.  Rights as Shareholder
              ---------------------

          The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

                                  ARTICLE V.

                               OTHER PROVISIONS

Section 5.1.  Administration
              --------------

          The Company shall have the power to interpret this Agreement. All actions taken and all interpretations and determinations made by the Company in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Company shall be personally liable for any action, determination or interpretation made in good faith with respect to the Option.

Section 5.2.  Option Not Transferable
              -----------------------

          Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

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Section 5.3.  Shares to Be Reserved
              ---------------------

          The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

Section 5.4.  Notices
              -------

          Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Chairman, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Section 5.5.  Titles
              ------

          Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.6.  Construction
              ------------

          This Agreement shall be administered, interpreted and enforced under the laws of the State of California.

Section 5.7.  Conformity to Securities Laws
              -----------------------------

          The Optionee acknowledges that this Agreement is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act, the California Corporations Code and any and all regulations and rules promulgated by the Securities and Exchange Commission and/or the Corporations Commissioner thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, this Agreement shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 5.8.  Restrictions on Transfer of Shares
              ----------------------------------

          (a) There can be no valid transfer (as hereinafter defined) of any shares of stock purchased on exercise of the Option, or any interest in such shares, by any holder of such

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shares or interests unless such transfer is solely for cash consideration and is made in compliance with the following provisions:

               (1) Before there can be a valid transfer of any shares or any interest therein, the record holder of the shares to be transferred (the "Offered Shares") shall give written notice (by registered or certified mail) to the Company. Such notice shall specify the identity of the proposed transferee, the cash price offered for the Offered Shares by the proposed transferee and the other terms and conditions of the proposed transfer. The date such notice is mailed shall be hereinafter referred to as the "notice date" and the record holder of the Offered Shares shall be hereinafter referred to as the "Offeror."

               (2) For a period of thirty (30) calendar days after the notice date, the Company shall have the option to purchase all (but not less than all) of the Offered Shares at the purchase price and on the terms set forth in subsection (a)(3) of this Section 5.8. This option shall be exercisable by the Company by mailing (by registered or certified mail) written notice of exercise to the Offeror prior to the end of said thirty (30) days.

               (3) The price at which the Company may purchase the Offered Shares pursuant to the exercise of such option shall be the cash price offered for the Offered Shares by the proposed transferee (as set forth in the notice required under subsection (a)(1) of this Section 5.8). The Company's notice of exercise of such option shall be accompanied by full payment for the Offered Shares and, upon such payment by the Company, the Company shall acquire full right, title and interest to all of the Offered Shares.

               (4) If, and only if, the option given pursuant to subsection
     (a)(2) of this Section 5.8 is not exercised, the transfer proposed in the notice given pursuant to subsection (a)(1) of this Section 5.8 may take place; provided, however, that such transfer must, in all respects, be exactly as proposed in said notice except that such transfer may not take place either before the tenth (10th) calendar day after the expiration of said thirty-day option exercise period or after the ninetieth (90th) calendar day after the expiration of said thirty-day option exercise period, and if such transfer has not taken place prior to said ninetieth
     (90th) day, such transfer may not take place without once again complying with subsection (a) of this Section 5.8.

          (b) As used in this Section 5.8, the term "transfer" means any sale, encumbrance, pledge, gift or other form of disposition or transfer of shares of the Company's stock or any legal or equitable interest therein; provided, however, that the term "transfer" does not include a transfer of such shares or interests by will or by the applicable laws of descent and distribution or a gift of such shares if the donee agrees to be bound by the provisions of this
Section 5.8.

          (c) None of the shares of the Company's stock purchased on exercise of the Option shall be transferred on the Company's books nor shall the Company recognize any such transfer of any such shares or any interest therein unless and until all applicable provisions of this Section 5.8 have been complied with in all respects. The certificates of stock evidencing shares

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of stock purchased on exercise of the Option shall bear an appropriate legend referring to the transfer restrictions imposed by this Section 5.8 and to the repurchase option provided for in Section 5.8.

Section 5.9.  Complete Agreement
              ------------------

          This Agreement represents the sole and entire agreement among the Optionee and the Company relating to options granted hereunder and supersedes all prior agreements, negotiations, and discussions between the parties. Any amendment or modification to this Agreement must be in writing specifically referring to this Agreement and signed by duly authorized representatives of all of the parties hereto.

          IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                                   EISI, Inc.

                                   By: /s/ DONALD ESTERS
                                      ------------------------
                                   Donald Esters
                                   Chairman of the Board


/s/ MICHAEL DENNIS
----------------------------
          Optionee

15020 Sobey Road
----------------------------


Saratoga, CA 95070
----------------------------
          Address



Optionee's Taxpayer
Identification Number:

###-##-####
----------------------------

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